UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

GREENHUNTER ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33893	20-4864036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS	76051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 410-1044

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing

On May 21, 2013, the Company received notice from the Exchange Staff of the NYSE MKT LLC indicating that the Company has not met one of the Exchange’s continued listing requirements of the NYSE MKT LLC’s Company Guide due to the failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2013 as required by Sections 134 and 1101 of the Company Guide.

The Company has been afforded the opportunity to submit a plan of compliance to the Exchange by June 4, 2013, that demonstrates the Company’s ability to regain compliance with Sections 134 and 1101 by August 15, 2013. The Company intends to submit a plan by the time specified, however, if the plan is not accepted by the Exchange, the Company will be subject to delisting procedures as set forth in Section 1010 and Part 12 of the Company Guide.

As previously announced, the Company believes it will file its Quarterly Report on Form 10-Q for the period ended March 31, 2013 by June 10, 2013. On December 31, 2012, the Company acquired two privately held oilfield water service and construction companies that provide services to oil and natural gas producers in the Eagle Ford Shale. The two acquired entities had previously been providing services to operators active in the Eagle Ford Shale play. The Company has been diligently working to consolidate the financial statements from these two private companies into the Company’s financial statements in accordance with GAAP but needs additional time to complete the consolidation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2013, the Company filed a Certificate of Amendment to its Certificate of Incorporation to change the name of the Company to GreenHunter Resources, Inc. with the Secretary of State of the State of Delaware. The Certificate of Amendment is filed herewith as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On May 21, 2013, the Company issued a press release announcing an update on the status of its Quarterly Report on Form 10-Q for the three months ended March 31, 2013 including reporting unaudited and unreviewed financial and operating data using an estimated range for the three months ended March 31, 2013. The press release is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Title

3.1	Certificate of Amendment to Certificate of Incorporation dated May 23, 2013

99.1	Press release dated May 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.

Date: May 24, 2013	By:	/s/ Morgan F. Johnston
Sr. Vice President, General Counsel and Secretary

Exhibit Number	Exhibit Title

3.1	Certificate of Amendment to Certificate of Incorporation dated May 23, 2013

99.1	Press release dated May 21, 2013